SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 7, 2001
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                              Communicate.com Inc.
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                     (Exact Name of Registrant as Specified)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

        000-29929                                       33-0786959
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(Commission File Number)                    (IRS Employer Identification No.)

 #1300 - 1090 West Georgia Street, Vancouver, B.C.            V6E 3V7
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (604) 697-0136
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Item 5.  Other Events

On December 7, 2001, the Company and its subsidiary, Communicate.com Inc. accepted the resignation of Graham B Heal as President, effective December 7, 2001. Cameron Pan, a director and officer of the Company and its subsidiary, was appointed as acting President to replace Mr. Heal.

On December 12, 2001, the Company and its subsidiary accepted the resignation of Mr. Heal as director of the Company and its subsidiary, effective December 12, 2001.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             Communicate.com Inc., a Nevada
                                             corporation



Date:  December 13, 2001                      By   /s/    J Cameron Pan
       -----------------                         -------------------------------
                                                   Title: President